PROPERTY CO-TENANCY
                       OWNERSHIP AGREEMENT
                  Champps Americana Restaurant
                      Schaumburg, Illinois


THIS CO-TENANCY AGREEMENT,

Made and entered into as of the 14th day of March, 2002, by and between Bernard E. Meierjohan, a married man (hereinafter called "B. Meierjohan"), and AEI Net Lease Income & Growth Fund XX
Limited   Partnership   (hereinafter  called   "Fund   XX")   (B.
Meierjohan, Fund XX (and any other Owner in Fee where the context so indicates) being hereinafter sometimes collectively called "Co-Tenants" and referred to in the neuter gender).

WITNESSETH:

WHEREAS, Fund XX presently owns an undivided 27.4740% interest in and to, and B. Meierjohan presently owns an undivided 2.1199% interest in and to, and The David and Nancy Reed Family Trust dated March 29, 1999, David M. Reed and Nancy N. Reed, trustees presently owns an undivided 4.5427% interest in and to, and Shelley S. Kung presently owns an undivided 3.7856% interest in and to, and The Patricia A. Struif Trust dated August 21, 2000, Patricia A. Struif, trustee presently owns an undivided 3.9077% interest in and to, and Kenneth Robert Mayne Properties, L.C., Kenneth R. Mayne, managing member presently owns an undivided 3.3313% interest in and to, and Barbara A. Bou-Sliman, Trustee of the First Amended and Restated Trust Agreement of Barbara A. Bou-Sliman dated July 8, 1992 presently owns an undivided 12.3951% interest in and to, and The Hoang/Do Family Living Trust dated 8/19/97, Truong Hoang and Thanh Do, Trustors and/or Trustees presently owns an undivided 3.1261% interest in and to, and Munkberg Farms, Inc. presently owns an undivided 3.9077% interest in and to, and The White Family Living Trust dated August 5, 1996 Larry Zane White and Mary Joy White, Trustors and/or Trustees presently owns an undivided 3.3919% interest in and to, and Charles M. Westfahl and Judith K. Westfahl, Trustees, or their successors in trust, under the Charles M. Westfahl and Judith K. Westfahl Community Trust dated June 2, 1994, and any amendments thereto presently owns an undivided 2.5009% interest in and to, and David Louis Cruickshank, trustee under the trust created by the and David Louis Cruickshank, trustee under the trust created by the will dated June 5, 1964 of Louis William Achenbach, deceased, presently owns an undivided 3.3434% interest in and to, and Michael J. Rush presently owns an undivided 3.3762% interest in and to, and Charles M. Westfahl and Judith K. Westfahl, Trustees, or their successors in trust, under the Charles M. and Judith K. Westfahl Community Trust dated June 2, 1994 presently own an undivided 3.1261% interest in and to, and Neal Goldman, Trustee of the Neal Goldman Revocable Trust dated 5/26/92 presently owns an undivided 2.9495% interest in and to, and Garden Ridge Development LLC presently owns an undivided 5.1125% interest in and to, and Darrel Dobbs, Trustee of the Darrel Dobbs Living Trust dated December 21, 1990 presently owns an undivided 4.5305% interest in and to, and Norma LaRue presently owns an undivided 3.9327% interest in and to, and Maricopa Land & Cattle



Co-Tenant Initial: /s/ BEM
Co-Tenancy Agreement for Champps Americana Restaurant, Schaumburg, IL



Company, Inc. presently owns an undivided 3.1462% interest in and to the land, situated in the City of Schaumburg, County of Cook, and State of Illinois, (legally described upon Exhibit A attached hereto and hereby made a part hereof) and in and to the improvements located thereon (hereinafter called "Premises");

WHEREAS, The parties hereto wish to provide for the orderly operation and management of the Premises and B. Meierjohan`s interest by Fund XX; the continued leasing of space within the Premises; for the distribution of income from and the pro-rata sharing in expenses of the Premises.

NOW THEREFORE, in consideration of the purchase by B. Meierjohan of an undivided interest in and to the Premises, for at least One Dollar ($1.00) and other good and valuable consideration by the parties hereto to one another in hand paid, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants and agreements herein contained, it is hereby agreed by and between the parties hereto, as follows:

1.    The  operation  and  management of the  Premises  shall  be delegated to Fund XX, or its designated agent, successors or assigns. Provided, however, if Fund XX shall sell all of its interest in the Premises, the duties and obligations of Fund XX respecting management of the Premises as set forth herein, including but not limited to paragraphs 2, 3, and 4 hereof, shall be exercised by the holder or holders of a majority undivided co-tenancy interest in the Premises. Except as hereinafter expressly provided to the contrary, each of the parties hereto agrees to be bound by the decisions of Fund XX with respect to all administrative, operational and management matters of the property comprising the Premises, including but not limited to the management of the net lease agreement for the Premises. B. Meierjohan hereto hereby designates Fund XX as its sole and exclusive agent to deal with, and Fund XX retains the sole right to deal with any property agent or tenant and to negotiate and enter into, on terms and provisions satisfactory to Fund XX, and to monitor, execute and enforce the terms of leases of space within the Premises, including but not limited to any amendments, consents to assignment, sublet, releases or modifications to leases or guarantees of lease or easements affecting the Premises, on behalf of B. Meierjohan. As long as Fund XX owns an interest in the Premises, only Fund XX may obligate B. Meierjohan with respect to any expense for the Premises.

As further set forth in paragraph 2 hereof, Fund XX agrees to require any lessee of the Premises to name B. Meierjohan as an insured or additional insured in all insurance policies provided for, or contemplated by, any lease on the Premises. Fund XX shall use its best efforts to obtain endorsements adding Co-Tenants to said policies from lessee within 30 days of commencement of this agreement. In any event, Fund XX shall distribute any insurance proceeds it may receive, to the extent consistent with any lease on the Premises, to the Co-Tenants in proportion to their respective ownership of the Premises.

2. Income and expenses shall be allocated among the Co-Tenants in proportion to their respective share(s) of ownership. Shares of net income shall be pro-rated for any partial calendar years included within the term of this Agreement. Fund XX may offset



Co-Tenant Initial: /s/ BEM
Co-Tenancy Agreement for Champps Americana Restaurant, Schaumburg, IL


against, pay to itself and deduct from any payment due to B. Meierjohan under this Agreement, and may pay to itself the amount of B. Meierjohan's share of any reasonable expenses of the Premises which are not paid by B. Meierjohan to Fund XX or its assigns, within ten (10) days after demand by Fund XX. In the event there is insufficient operating income from which to deduct
B. Meierjohan's unpaid share of operating expenses, Fund XX may pursue any and all legal remedies for collection.

Operating Expenses shall include all normal operating expense, including but not limited to: maintenance, utilities, supplies, labor, management, advertising and promotional expenses, salaries and wages of rental and management personnel, leasing commissions to third parties, a monthly accrual to pay insurance premiums, real estate taxes, installments of special assessments and for structural repairs and replacements, management fees, legal fees and accounting fees, but excluding all operating expenses paid by tenant under terms of any lease agreement of the Premises.

B. Meierjohan has no requirement to, but has, nonetheless elected to retain, and agrees to annually reimburse, Fund XX in the amount of $678 for the expenses, direct and indirect, incurred by Fund XX in providing B. Meierjohan with quarterly accounting and distributions of B. Meierjohan`s share of net income and for tracking, reporting and assessing the calculation of B. Meierjohan`s share of operating expenses incurred from the Premises. This invoice amount shall be pro-rated for partial years and B. Meierjohan authorizes Fund XX to deduct such amount from B. Meierjohan`s share of revenue from the Premises. B. Meierjohan may terminate this agreement in this paragraph respecting accounting and distributions at any time and attempt to collect its share of rental income directly from the tenant; however, enforcement of all other provisions of the lease remains the sole right of Fund XX pursuant to Section 1 hereof. Fund XX may terminate its obligation under this paragraph upon 30 days notice to B. Meierjohan prior to the end of each anniversary hereof, unless agreed in writing to the contrary.

3. Full, accurate and complete books of account shall be kept in accordance with generally accepted accounting principles at Fund XX's principal office, and each Co-Tenant shall have access to such books and may inspect and copy any part thereof during normal business hours. Within ninety (90) days after the end of each calendar year during the term hereof, Fund XX shall prepare an accurate income statement for the ownership of the Premises for said calendar year and shall furnish copies of the same to all Co-Tenants. Quarterly, as its share, B. Meierjohan shall be entitled to receive 2.1199% of all items of income and expense generated by the Premises. Upon receipt of said accounting, if the payments received by each Co-Tenant pursuant to this Paragraph 3 do not equal, in the aggregate, the amounts which each  are  entitled  to  receive proportional  to  its  share  of
ownership  with  respect  to  said  calendar  year  pursuant   to
Paragraph 2 hereof, an appropriate adjustment shall be made so that each Co-Tenant receives the amount to which it is entitled.

4. If Net Income from the Premises is less than $0.00 (i.e., the Premises operates at a loss), or if capital improvements, repairs, and/or replacements, for which adequate reserves do not exist, need to be made to the Premises, the Co-Tenants, upon receipt of a written request therefor from Fund XX, shall, within fifteen (15) business days after receipt of notice, make payment



Co-Tenant Initial: /s/ BEM
Co-Tenancy Agreement for Champps Americana Restaurant, Schaumburg, IL



to Fund XX sufficient to pay said net operating losses and to provide necessary operating capital for the premises and to pay for said capital improvements, repairs and/or replacements, all in proportion to their undivided interests in and to the Premises.

5. Co-Tenants may, at any time, sell, finance, or otherwise create a lien upon their interest in the Premises but only upon their interest and not upon any part of the interest held, or owned, by any other Co-Tenant. All Co-Tenants reserve the right to escrow proceeds from a sale of their interests in the Premises to obtain tax deferral by the purchase of replacement property.

6. If any Co-Tenant shall be in default with respect to any of its obligations hereunder, and if said default is not corrected within thirty (30) days after receipt by said defaulting Co-Tenant of written notice of said default, or within a reasonable period if said default does not consist solely of a failure to pay money, the remaining Co-Tenant(s) may resort to any available remedy to cure said default at law, in equity, or by statute.

7. This Co-Tenancy agreement shall continue in full force and effect and shall bind and inure to the benefit of the Co-Tenant and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns until December 31, 2027 or upon the sale of the entire Premises in accordance with the terms hereof and proper disbursement of the proceeds thereof, whichever shall first occur. Unless specifically identified as a personal contract right or obligation herein, this agreement shall run with any interest in the Property and with the title thereto. Once any person, party or entity has ceased to have an interest in fee in any portion of the Entire Property, it shall not be bound by, subject to or benefit from the terms hereof; but its heirs, executors, administrators, personal representatives, successors or assigns, as the case may be, shall be substituted for it hereunder.

8. Any notice or election required or permitted to be given or served by any party hereto to, or upon any other, shall be given to all known Co-Tenants and deemed given or served in accordance with the provisions of this Agreement, if said notice or elections addressed as follows;

If to Fund XX:

AEI Net Lease Income & Growth Fund XX Limited Partnership
30 East Seventh Street, Suite 1300
St. Paul, MN  55101

If to B. Meierjohan:

Bernard E. Meierjohan, a married man
7824 Dennler Lane
Cincinnati, OH 45247



Co-Tenant Initial: /s/ BEM
Co-Tenancy Agreement for Champps Americana Restaurant, Schaumburg, IL



If to Reed:

The David and Nancy Reed Family Trust dated March 29, 1999,
David M. Reed and Nancy N. Reed, trustees
48752 Highway 70
Quincy, CA  95971

If to Kung:

Shelley S. Kung
c/o Sunshine Industrial Corporation
2nd Floor
No. 75 Chang An East Road, Section 1
Taipei 104, Taiwan R.O.C.

If to Struif

The Patricia A. Struif Trust dated August 21, 2000
Patricia A. Struif, trustee
3660 Bunker Hill Drive
Algonquin, IL 60102

If to Mayne:

Kenneth Robert Mayne Properties, L.C.
Kenneth R. Mayne, managing member
4683 Sagebrush Road
Park City, UT 84060

If to Bou-Sliman:

Barbara A. Bou-Sliman, Trustee of the
First Amended and Restated Trust Agreement of
Barbara A. Bou-Sliman dated July 8, 1992
267 Colonade Circle
Naples, FL 34103

If to Hoang-Do:

The Hoang/Do Family Living Trust dated 8/19/97,
Truong Hoang, and Thanh Do, Trustors and/or Trustees
3420 Kings Cove Lane
Chattanooga TN 37416


Co-Tenant Initial: /s/ BEM
Co-Tenancy Agreement for Champps Americana Restaurant, Schaumburg, IL


If to Munkberg:

Munkberg Farms, Inc., a Minnesota corporation
John Munkberg, President
3000 325th Ave. NE
Cambridge, MN 55008

If to: White

The White Family Living Trust dated August 5, 1996
Larry Zane White and Mary Joy White, Trustors and/or Trustees
2587 Calypso Drive
Lake Havasu City, AZ 86406

If to Westfahl:

Charles M. Westfahl and Judith K. Westfahl, Trustees, or their
Successors in trust, under the Charles M. and Judith K. Westfahl
Community Trust, dated June 2, 1994
3356 E Tall Pine Lane
Salt Lake City, UT  84124

If to Cruickshank:

David Louis Cruickshank,
trustee under the trust created
by the will dated June 5, 1964
of Louis William Achenbach, deceased
8050 Poplar Lane
Carmel CA 93923

If to Rush:

Michael J. Rush
8310 West 123rd Street
Palos Park, IL  60465



Co-Tenant Initial: /s/ BEM
Co-Tenancy Agreement for Champps Americana Restaurant, Schaumburg, IL



If to Westfahl:

Charles M. Westfahl and
Judith K. Westfahl, Trustees,
or their successors in trust,
under the Charles M. and Judith K. Westfahl
Community Trust dated June 2, 1994
3356 E Tall Pine Lane
Salt Lake City, UT  84121

If to Goldman:

Neal Goldman, Trustee of the
Neal Goldman Revocable Trust dated 5/26/92
5646 Woodlake Avenue
Woodland Hills, CA  91367

If to Garden Ridge:

Garden Ridge Development LLC
Nancy Lindstrom, Chief Financial Manager
8280 W 160th Street
Rosemount, MN  55068

If to Dobbs:

Darrel Dobbs, Trustee of the
Darrel Dobbs Living Trust dated December 21, 1990
6608 Puerto De Lomas
Falbrook, CA  92028

If to LaRue:

Norma LaRue
6 Mission Bay Drive
Corona Del Mar, CA  92625

If to Maricopa:

Maricopa Land & Cattle Company, Inc.
Mr. J.W. Gieszl, President
5724 E. Exeter Boulevard
Phoenix, AZ  85018


Co-Tenant Initial: /s/ BEM
Co-Tenancy Agreement for Champps Americana Restaurant, Schaumburg, IL



Each mailed notice or election shall be deemed to have been given to, or served upon, the party to which addressed on the date the same is deposited in the United States certified mail, return receipt requested, postage prepaid, or given to a nationally recognized courier service guaranteeing overnight delivery as properly addressed in the manner above provided. Any party hereto may change its address for the service of notice hereunder by delivering written notice of said change to the other parties hereunder, in the manner above specified, at least ten (10) days prior to the effective date of said change.

9. This Agreement shall not create any partnership or joint venture among or between the Co-Tenants or any of them, and the only relationship among and between the Co-Tenants hereunder shall be that of owners of the premises as tenants in common subject to the terms hereof.

10. The unenforceability or invalidity of any provision or provisions of this Agreement as to any person or circumstances shall not render that provision, nor any other provision hereof, unenforceable or invalid as to any other person or circumstances, and all provisions hereof, in all other respects, shall remain valid and enforceable.

11. In the event any litigation arises between the parties hereto relating to this Agreement, or any of the provisions hereof, the party prevailing in such action shall be entitled to receive from the losing party, in addition to all other relief, remedies and damages to which it is otherwise entitled, all reasonable costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party in connection with said litigation.




          (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)






Co-Tenant Initial: /s/ BEM
Co-Tenancy Agreement for Champps Americana Restaurant, Schaumburg, IL









IN WITNESS WHEREOF, The parties hereto have caused this Agreement to be executed and delivered, as of the day and year first above written.

     Bernard E. Meierjohan, a married man


     By: /s/ Bernard  Meierjohan
             Bernard E. Meierjohan

     WITNESS:

     /s/ Stephen L Robison

         Stephen L Robison
           (Print Name)



STATE OF OHIO)
                         ) ss
COUNTY OF HAMILTON)

I, a Notary Public in and for the state and county of aforesaid, hereby certify there appeared before me this 25 day of February, 2002, Bernard E. Meierjohan, a married man, who executed the foregoing instrument in said capacity.

                              /s/ Stephen L Robison
                                   Notary Public




[notary seal]




Co-Tenant Initial: /s/ BEM
Co-Tenancy Agreement for Champps Americana Restaurant, Schaumburg, IL



Fund XX:  AEI Net Lease Income & Growth Fund XX Limited Partnership
          By: AEI Fund Management XX, Inc., its corporate
              general partner


          By:/s/ Robert P Johnson
                 Robert P. Johnson, President


          WITNESS:

          /s/ Angela Terryll

              Angela Terryll
               (Print Name)






State of Minnesota)
                                   ) ss.
County of Ramsey)


I, a Notary Public in and for the state and county of aforesaid, hereby certify there appeared before me this 14th day of March, 2002, Robert P. Johnson, President of AEI Fund Management XX, Inc., corporate general partner of AEI Net Lease Income & Growth Fund XX Limited Partnership who executed the foregoing instrument in said capacity and on behalf of the corporation in its capacity as corporate general partner, on behalf of said limited partnership.

                              /s/ Debra A Jochum
                                   Notary Public




[notary seal]






Co-Tenant Initial: /s/ BEM
Co-Tenancy Agreement for Champps Americana Restaurant, Schaumburg, IL



                           EXHIBIT "A"

                       Legal Description

Parcel 1

      Lot 2 in American-Commons Subdivision, a Resubdivision of Lots 1 and 2 in Anderson's Woodfield Common West, a subdivision of part of the Northeast quarter of Section 14, Township 41 North, Range 10 East of the Third Principal meridian, in Cook County, Illinois.

Parcel 2

      Non-exclusive easement for ingress, egress, and parking as established by reciprocal easement agreement made by Chi-Chi, Inc., a Minnesota corporation, and Bob Evan Farm, Inc., and Ohio corporation, dated May 10, 1983, and recorded may 13, 1983, as Document 26604303.